EXHIBIT 10.65


                              AMENDED AND RESTATED
                            TRADE FINANCING AGREEMENT
                   SUPPLEMENT TO ACCOUNTS FINANCING AGREEMENT
                              [SECURITY AGREEMENT]

                               As of: June 1, 1997


Congress Financial Corporation (Southwest)
1201 Main Street, Suite 1625
Dallas, Texas  75202

Gentlemen:

         This Amended and Restated Trade Financing Agreement ("Supplement"), dated as of June 1, 1997, between us, is an amendment and restatement of the Trade Financing Agreement, dated August 2, 1990, between you and Farah U.S.A., and is a supplement to the Amended and Restated Accounts Financing Agreement [Security Agreement] between you and Farah U.S.A., Inc., Value Clothing Company, Inc. and Farah Manufacturing (U.K.) Limited dated of even date herewith (the "Agreement"). This Supplement is (a) hereby incorporated into the Agreement, (b) made a part thereof and (c) subject to the other terms, conditions, covenants and warranties thereof. All terms, including capitalized terms, used herein shall have the meanings ascribed to them respectively in the Agreement, unless otherwise defined in this Supplement.

         This Supplement will confirm the terms and conditions upon which you may, from time to time in your sole discretion, assist us in establishing or opening foreign or domestic letters of credit and extend other financial accommodations for our account. Accordingly, each of us hereby agrees as follows:

Section 1.        CREDIT ACCOMMODATIONS

         1.1. You may, in your sole discretion, from time to time, for our account, at our request, provide one or more of the following financial accommodations to us or our designee(s): (a) issue, open, or cause the issuance or opening of letters of credit or purchase or other guaranties for the purchase of goods and services in the ordinary course of our or any such designer's business or for any other purpose approved by you, (b) assist us in establishing or opening letters of credit for such purposes by indemnifying the issuer thereof or guaranteeing our payment or performance to such issuer in connection therewith, (c) make payments for our or such designee's account in connection with such purchases and/or (d) issue or guarantee drafts and acceptances relating to the foregoing or otherwise. All such letters of credit or purchase or other guaranties and other financial accommodations are referred to herein individually as a "Credit" and collectively as "Credits".

         1.2. The opening or issuance of any Credit shall at all times and in all respects be in your sole reasonable discretion. The amount and extent of any Credit and the terms, conditions and provisions thereof shall in all respects be determined solely by you and shall be subject to change, modification and revision by you, in your sole discretion, at any time and from time to time. The maturity of each Credit shall not exceed one hundred and eighty (180) days after opening or issuance, except in your sole reasonable discretion and except for certain standby Credits.

         1.3.  Our  loan   availability   under  the  Agreement  and  any  other
Supplements thereto shall be reduced by the amount of all outstanding Credits or such lesser amount as you may elect in your discretion.

     1.4. Our Obligations to you under all outstanding Credits shall be secured by all Collateral in which you are now or hereafter granted a security interest by us or any guarantor.

         1.5. Except in your sole discretion, the amount of all Credits and all other commitments and obligations made or incurred by you for our account in connection therewith shall not exceed $7,000,000 in the aggregate at any time outstanding; and such Credits and commitments, when combined with the sums outstanding under the Agreement and the other Supplements, shall not exceed, at any one time, the Maximum Credit.

         1.6. All indebtedness, liabilities, expenses and obligations of any kind paid, arising or incurred by you in connection with this Supplement, any Credit or any documents, drafts and acceptances thereunder, whether present or future, whether arising or incurred before or after termination or nonrenewal of this Agreement shall be incurred solely as an accommodation to us and for our account and constitute part of the Obligations, including without limitation:
(a) all amounts due or which may become due under any Credit or any drafts or acceptances thereunder; (b) all amounts charged or chargeable to you or us by any bank or other issuer of any Credit or any correspondent which opens, issues or is otherwise involved with any Credit, including without limitation, all fees, expenses and commissions; (c) your fees, expenses and commissions; (d) duties, freight, terms, costs, insurance and all such other charges and expenses which may pertain directly or indirectly to any Obligations or to the Credits or goods or documents relating thereto; and (e) all other indebtedness and obligations owed by us to you pursuant to, in connection with or arising from this Supplement, the Credits or any drafts or acceptances relating thereto.

         1.7. All such Obligations shall accrue interest at the rate provided for in the Agreement, commencing on the date any payment is made, or obligations incurred, by you and all such Obligations shall, together with interest thereon and other sums owed by us to you hereunder, be payable and evidenced as provided in the Agreement.

         1.8. In addition to all other fees, charges and expenses payable under the Agreement, this Supplement, and to any bank or other issuer or correspondent in connection with any Credit, we agree to pay to you the following commissions for your services hereunder, which shall be due and payable on the opening or issuance of each Credit or, if the original term is extended, on the extension thereof: (a) a charge of one-sixth percent (1/6%) of the face amount of any Credit (other than drafts or acceptances) for each thirty (30) day period, or any portion thereof, of the original term or any extension thereof and (b) in addition to any bank charges, a charge for each thirty (30) day period, or any portion thereof, of the original or any extended term of any outstanding drafts or acceptances equal to one-sixth percent (1/6%) of the face amount thereof. We also agree to pay to you, your and any bank's, other issuer's or correspondent's customary charges for amendments, extensions and administration relating to any Credit, which charges shall be due and payable on the first day of the month following the date of incurrence and, at your option may be charged to any of our account(s) maintained by you.

         1.9. Nothing contained herein shall be deemed or construed to grant us any right, power or authority to pledge your credit in any manner. You shall have no liability of any kind with respect to any Credit opened or issued by a bank or other issuer or any draft or acceptance with respect thereto unless and until you shall have first duly executed and delivered your guarantee or indemnification in writing with respect thereto, as provided herein.

Section 2.        ADDITIONAL SECURITY INTEREST

         2.1. As additional security for the prompt performance, observance and payment in full of all Obligations, we hereby grant to you a continuing security interest in, a lien upon, and a right to set off against, and we hereby assign, transfer, pledge and set over to you all of the following property acquired by us in connection with any Credit or otherwise owned by us, whether now owned or hereafter acquired (which, is and shall be deemed a part of the Collateral as defined and used in the Agreement): (a) all raw materials, work-in-process, Finished Goods and all other inventory and goods of whatsoever kind or nature, wherever located, including inventory or goods in transit ("Inventory"), including, without limitation, all wrapping, packaging, advertising and shipping materials, and all other goods consumed in our business, all labels and other devices, names or marks affixed or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof and all of our right, title and interest therein and thereto; (b) documents of payment, transport and title or the equivalent thereof, including, without limitation, original contracts, orders, invoices, checks, drafts, notes, letters of credit, documents, warehouse receipts, bills of lading, shipping receipts, dock receipts, delivery tickets and documents made available to us for the purpose of ultimate sale or exchange of Inventory or for the purpose of loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with Inventory in a manner preliminary to their sale or exchange; (c) all books, records, other property and general intangibles relating to the foregoing; and
(d) all products and proceeds of the foregoing in any form, including without limitation, insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

         2.2. You may, on or after occurrence of any Event of Default, exercise any or all of your rights of ownership, including the rights of possession and sale or other disposition, with or without notice to us, without liability to you and entirely at our expenses and without relieving us from any Obligations.

Section 3.        ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

         We hereby represent, warrant and covenant to you the following (which shall survive the execution and delivery of this Supplement), the truth and accuracy of which, or compliance with, being a continuing condition of the making of loans by you under the Agreement or any supplement thereto and the extension by you of each Credit and other financial accommodations pursuant hereto:

         3.1. All sales of any Inventory shall be made by us only in the ordinary course of business and the Accounts arising from such sales and proceeds thereof shall be and are hereby transferred and assigned to you and we confirm that your lien and security interest extends and attaches to those Accounts and proceeds.

         3.2. Except as you may otherwise specifically consent in writing prior to the opening or issuance of any Credit, all Credits shall be opened or issued to cover the actual purchase and delivery of Inventory solely for our account or in connection with our workers compensation, automobile or liability insurance.

         3.3. All shipments made under any Credit are in accordance with the governmental laws and regulations of the countries in which the shipments
originate  and  terminate,   and  are  not  prohibited  by  any  such  laws  and
regulations.

         3.4. We assume all risk, liability and responsibility for, and agree to pay and discharge, all present and future local, state, federal or foreign taxes, duties, or levies relating to the Credits. Any embargo, restriction, laws, customs or regulations of any country, state, city, or other political subdivision, where the Collateral is or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely our risk, liability and responsibility as between you and us.

         3.5. All documents, instruments, notices and statements relating to any Credit and/or the Collateral, if any, shall at your request, be promptly delivered to you.

         3.6. We shall procure promptly, or cause to be procured, any necessary licenses for the shipping of goods and comply or cause any drawer under, or beneficiary of, any Credit (or any transferee or assignee thereof), to comply with all foreign and domestic governmental laws and regulations in regard to the shipping of the Inventory, the financing thereof or payment therefor, including governmental laws and regulations pertaining to transactions involving designated foreign countries or their nationals and to furnish such certificates in that respect as you or any bank or other issuer or correspondent may at any time require.

         3.7. The only locations of any Collateral are those addresses listed on Exhibit A annexed hereto and made a part hereof. Exhibit A sets forth the owner and/or operator of the premises at such addresses, for all locations which we do not own and operate and all mortgages, if any, with respect to the premises. We shall not remove any Collateral from such locations, without your prior written consent, except for sales of Inventory in the ordinary course of business.

         3.8. We shall at all times maintain, with financially sound and reputable insurers, casualty and hazard insurance with respect to the Collateral for not less than its full market value and against all risks to which it may be exposed except to the extent we are presently self-insured for losses up to $250,000. All such insurance policies shall be in such form, substance, amounts and coverage as may be satisfactory to you and shall provide for 30 days' minimum prior cancellation notice in writing to you. You may act as attorney for us in obtaining, adjusting, settling, amending and canceling such insurance. We shall promptly (a) obtain endorsements to all existing and future insurance policies with respect to the Collateral specifying that the proceeds of such insurance shall be payable to you as your interests may appear and further specifying that you shall be paid regardless of any act, omission or breach of warranty by us, (b) deliver to you an original executed copy of, or executed certificate of the insurance carrier with respect to, such endorsement and, at your request, the original or a certified duplicate copy of the underlying insurance policy and (c) deliver to you such other evidence which is satisfactory to you of compliance with the provisions hereof.

         3.9. We shall promptly notify you in writing of the details of any material loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral or which would result in any material adverse change in our business, assets, goodwill or condition, financial or otherwise.

         3.10. At your option, you may apply any insurance monies received at any time to the cost of repairs to or replacement for the Inventory and/or to payment of any of the Obligations, whether or not due, in any order and in such manner as you, in your sole discretion, may determine.

         3.11. Upon your request (on or after the occurrence of an Event of Default), at any time and from time to time, but in no event prior to the occurrence of an Event of Default more than once in any twelve (12) month period, we shall, at our sole cost and expense, execute and deliver to you written reports or appraisals as to the Inventory listing all locations, items and categories thereof, describing the condition of same and setting forth the lower of cost or fair market value thereof, in such form as is satisfactory to you.

         3.12. We shall (a) use, store and maintain the Inventory with all reasonable care and caution and (b) use the Inventory for lawful purposes only and in conformity with applicable laws, ordinances, regulations and insurance policies.

         3.13. We assume all responsibility and liability arising from or relating to the use, sale or other disposition of the Inventory and other Collateral as between you and us.

Section 4.        INDEMNIFICATION AND RELEASE.

         4.1. We shall and do hereby indemnify you and hold you harmless from and against, and agree to pay you or demand the amount of, any and all losses, costs, claims, demands, causes of action, liabilities or expenses (collectively, "Liabilities") which you may suffer or incur whether pursuant to negligence or otherwise arising from or in connection with any transactions or occurrences relating to any Credit, the Collateral and any documents, drafts or acceptances thereunder or relating thereto, including, but not limited to, Liabilities due to any action taken by any bank or other issuer or correspondent with respect to any Credit. Notwithstanding anything to the contrary contained herein, if you become liable to us hereunder we shall not be required to indemnify you pursuant to this Section 4. We further agree to and do hereby release and hold you harmless for any acts, waivers, errors, delays or omissions, whether caused by you, by any bank or other issuer or correspondent or otherwise with respect to or relating to any Credit. Our unconditional obligation to you hereunder shall not be modified or diminished for any reason or in any manner whatsoever, except for your willful misconduct or gross negligence. Any fees, commissions or other charges made to you with respect to any Credit or other Obligations by any bank or other issuer or correspondent thereof shall be conclusive and may be charged by you to any of our account(s) maintained by you.

         4.2. We assume all risk, loss, liabilities, charges and expenses with respect to the acts or omissions of the drawer under or beneficiary for any assignee or transferee thereof as between you or us.

         4.3. If any Credit provides that payment is to be made by any bank, other issuer or correspondent, you shall not be responsible for the failure of any of the documents specified in any Credit to come into your possession or for any delay in connection therewith, and our obligation to make reimbursement shall not be affected by such failure or delay in the receipt by you of any such documents.

         4.4. We agree that any action taken by you, or any action taken by any bank or other issuer or correspondent under or in connection with any Credit, the Collateral and any documents, drafts or acceptances thereunder, shall, notwithstanding any judgment or instructions we may or may not express to the contrary or inconsistent therewith, be conclusive and binding on us and shall not create any resulting liability to you, except for your own willful misconduct or gross negligence. In furtherance thereof, you shall have the full and sole right and authority to: (a) clear and resolve any questions of non-compliance of documents; (b) give any instructions as to acceptance or rejection of any documents or goods; (c) execute any and all applications for steamship or airway guaranties, indemnities or delivery orders; (d) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents; and (e) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Credits, or documents, drafts or acceptances thereunder or any letters of credit included in the Collateral; all in your sole name, and any bank or other issuer or correspondent shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from you, all without any notice to or any consent from us.

         4.5. Without your express consent and endorsement in writing, we agree not to: (a) approve or resolve any questions of non-compliance of documents; (b) give any instructions as to acceptance or rejection of any documents or goods;
(c) execute any and all applications for steamship or airway guaranties, indemnities or delivery orders; (d) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents; or (e) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Credits, or documents, drafts or acceptances thereunder.

         4.6. Any rights, remedies, duties or obligations granted or undertaken by us to any bank or other issuer or correspondent in any application for any Credit, or any outstanding agreement relating to the opening or issuance of any Credit or acceptances or otherwise, shall be deemed to have been granted to you and apply in all respects to you and shall be in addition to any rights, remedies, duties or obligations contained herein.

         4.7. Any duties or obligations undertaken by you to any bank or other issuer or correspondent in any application for or in connection with any Credit, including any outstanding agreement relating to the opening or issuance of any Credit or otherwise, shall be deemed to have been undertaken by us and apply in all respects to us and shall be in addition to the duties or obligations contained herein.

Section 5.        ADDITIONAL REMEDIES.

         Upon the occurrence of any Event of Default and at any time thereafter, you shall have the right (in addition to any other rights you may have under the Agreement, this Supplement or otherwise), without notice to us, at any time and from time to time, in your discretion, with or without judicial process or the aid or assistance of others and without cost to you:

     5.1. To enter upon any premises on or in which any of the Inventory may be located and, without resistance or interference by us, take possession of the Inventory;

     5.2.  To  complete  processing,   manufacturing,  repair  and  shipment  to
customers of all or any portion of the Inventory;

     5.3. To sell, foreclose or otherwise dispose of any part or all of the Inventory on or in any of our premises or premises of any other party;

     5.4. To require us, at our expense, to assemble and make available to you any part or all of the Inventory at any place and time designated by you;

     5.5. To remove any or all of the Inventory from any premises on or in which the same may be located, for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other lawful purpose (and if any of the Inventory consists of motor vehicles, you may use our registrations and license plates).



         IN WITNESS WHEREOF, we have caused these presents to be duly executed as of the 1st day of June, 1997.

FARAH U.S.A., INC.
VALUE CLOTHING COMPANY, INC.


By:    /s/ Russell G. Gibson
Title: Chief Financial Officer



FARAH MANUFACTURING (U.K.) LIMITED


By:     /s/ Timothy B. Page
Title:  Director




ACCEPTED:

CONGRESS FINANCIAL CORPORATION (SOUTHWEST)


By:     /s/ Mark Galovic, Jr.
Title:  Vice President